UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant:	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

APOLLO GOLD CORPORATION
(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APOLLO GOLD CORPORATION

CORRIGENDUM

A printing error was detected after the publication of the management information and proxy circular of Apollo Gold Corporation dated April 16, 2007 as follows:

On page 3, under the caption "Voting Shares and Principal Holders Thereof"

The sentence "As of the close of business on April 16, 2007, the record date for the Meeting, 143,467,186 Common Shares were outstanding and entitled to vote."

should be replaced by

"As of the close of business on April 10, 2007, the record date for the Meeting, 143,467,186 Common Shares were outstanding and entitled to vote."

All other references in the management information and proxy circular to the record date should be amended to read April 10, 2007.